UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 30, 2020
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VERA BRADLEY, INC.
(Exact name of registrant as specified in its charter)
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Indiana	001-34918	27-2935063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12420 Stonebridge Road, Roanoke, Indiana	46783
(Address of Principal Executive Offices)	(Zip Code)
(877) 708-8372
(Registrant’s telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	VRA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2020, Vera Bradley, Inc. (the “Company”) announced that Kristina Cashman and Carrie Tharp have been nominated to join its Board of Directors and will be replacing directors Richard Baum and Matthew McEvoy who are retiring with the end of their terms in June 2020.

Ms. Cashman has nearly 25 years of experience in the restaurant industry and has been a key member of several highly successful growth company leadership teams, including serving as President of Guy and Larry Restaurants and as Chief Financial Officer of Upward Projects, Hopdoddy Burger Bar, Eddie V’s Restaurants, and PF Chang’s. She currently provides consulting and advisory services to restaurant and retail portfolio companies of private equity firms. An Ernst & Young alumnus, she serves on the Basset Furniture Board and as the Chair of their Audit Committee.

Ms. Tharp is an experienced digital executive with a track record of growth and innovation in retail and consumer-focused businesses. She is currently Vice President of Retail and Consumer for Google Cloud and previously was the Executive Vice President, Chief Digital Officer of Neiman Marcus Group and Senior Vice President, Chief Marketing Officer and Head of Ecommerce for the Fossil Group. She has also held key positions at Travelocity, Dean Foods, and Bain & Company.

As directors of the Company, Ms. Cashman and Ms. Tharp will receive compensation as non-employee directors in accordance with the Company’s non-employee director compensation practices described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2020. This compensation generally consists of an annual cash retainer in the amount of $49,500, annual retainers for committee service, and an annual equity grant with a value of $85,000. As a result of the COVID-19 crisis, cash director compensation has been temporarily suspended as disclosed in the Company’s press release dated April 3, 2020, furnished to the SEC on the Company’s Current Report on Form 8-K filed on April 3, 2020.

A copy of the press release announcing the nomination of Ms. Cashman and Ms. Tharp, as well as the retirement of Mr. Baum and Mr. McEvoy is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release dated April 30, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vera Bradley, Inc.
(Registrant)

Date: April 30, 2020	/s/ Mark C. Dely
Mark C. Dely Chief Administrative Officer